UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 9, 2014

POLYCOM, INC.

(Exact name of registrant as specified in its charter)

State of Delaware	000-27978	94-3128324
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6001 America Center Drive San Jose, California	95002
(Address of principal executive offices)	(Zip Code)

(408) 586-6000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Stockholder Approval of Amendment to the 2005 Employee Stock Purchase Plan

At the Annual Meeting of Stockholders of Polycom, Inc. (“Polycom” or “the Company”) held on June 9, 2014 (the “Annual Meeting”), the stockholders of Polycom voted on and approved an amendment to Polycom’s 2005 Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares of common stock reserved for issuance under the plan by 9,000,000 shares. The terms and conditions of the ESPP are described in Polycom’s Proxy Statement dated April 25, 2014 (the “Proxy Statement”). The ESPP is filed as Exhibit 10.1 hereto and is hereby incorporated by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The information contained in Item 5.02 above is hereby incorporated by reference. At the Annual Meeting, proxies representing 125,737,724 shares of common stock, or approximately 91% of the total eligible voting shares, were present and voted on the four proposals presented at the Annual Meeting as follows:

Proposal One – Election of Directors

The table below presents the voting results of the election of eight directors to Polycom’s Board of Directors by the Company’s stockholders:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Peter A. Leav	114,307,632	718,852	58,970	10,652,270
Betsy S. Atkins	110,369,311	4,678,025	38,118	10,652,270
Martha H. Bejar	114,719,449	337,799	28,206	10,652,270
Robert J. Frankenberg	112,522,529	2,519,967	42,958	10,652,270
John A. Kelley, Jr.	114,268,331	777,113	40,010	10,652,270
D. Scott Mercer	114,257,404	787,640	40,410	10,652,270
William A. Owens	110,903,390	4,141,576	40,488	10,652,270
Kevin T. Parker	114,712,924	336,186	36,344	10,652,270

Proposal Two – Approval of an Amendment to Polycom’s 2005 Employee Stock Purchase Plan

Polycom’s stockholders approved the amendment to Polycom’s 2005 Employee Stock Purchase Plan by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
111,174,523	3,881,569	29,362	10,652,270

Proposal Three – Advisory Vote on Executive Compensation

Polycom’s stockholders approved the advisory vote on executive compensation by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
79,846,675	35,173,697	65,082	10,652,270

Proposal Four – Ratification of Appointment of Independent Registered Public Accounting Firm

Polycom’s stockholders also ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
124,605,814	1,073,393	58,517	—

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Polycom, Inc. 2005 Employee Stock Purchase Plan, as amended June 9, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYCOM, INC.

By:	/s/ Sayed M. Darwish
Sayed M. Darwish
Chief Legal Officer, Executive Vice President of Corporate Development and Secretary

Date: June 11, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	Polycom, Inc. 2005 Employee Stock Purchase Plan, as amended June 9, 2014.